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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-23751) of Interlogix, Inc. (f/k/a ITI Technologies, Inc.) of our report dated May 24, 2000 relating to the financial statements of the Interactive Technologies, Inc. 401(k) Investment Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
June 29, 2001